Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-11598, 72320 and 138022) pertaining to the 1990 Trintech Group PLC Share Option Scheme; the 1997 Trintech Group PLC Share Option Scheme, as amended; the 1998 Trintech Group PLC Directors and Consultants Option Scheme, as amended; the Exceptis Technologies Limited Share Option Scheme; the 1999 Trintech Group PLC Employee Purchase Plan, as amended; and the 1999 Trintech Group PLC U.S. Employee Share Purchase Plan, as amended, and the Registration Statement (Form F-3 No. 333-116087) pertaining to the disposition of 300,000 outstanding ordinary shares, represented by 150,000 American Depositary Shares, of the Company, of our report dated May 29, 2007, with respect to the consolidated financial statements and schedule of Trintech Group PLC included in the Annual Report (Form 20-F) for the year ended January 31, 2007, filed with the Securities and Exchange Commission.

/s/ Ernst & Young

Dublin, Ireland

May 29, 2007